NB Private Markets Fund III (Master) LLC

Schedule of Investments

June 30, 2022 (Unaudited)

Portfolio Funds (A),(B),(D)	Acquisition Type	Acquisition Dates (C)	Geographic Region (E)	Cost	Fair Value
Buyout/Growth (51.34%)
Advent International GPE VIII-B, L.P.	Primary	09/2016 - 02/2022	North America	$5,203,519	$8,373,890
Apollo Investment Fund IV, L.P.	Secondary	04/2014	North America	77,631	2,286
BV Investment Partners Fund VIII, L.P.	Primary	08/2014 - 02/2021	North America	955,127	3,973,306
Charlesbank Equity Fund VIII, L.P.	Primary	01/2015 - 06/2022	North America	5,799,427	7,001,000
Green Equity Investors VII, L.P.	Primary	05/2017 - 10/2020	North America	2,323,811	5,788,464
Lone Star Fund IX (U.S.), L.P.	Primary	03/2015 - 06/2018	North America	943,189	950,240
Platinum Equity Capital Partners III, L.P.	Secondary	12/2013 - 02/2022	North America	929,947	1,954,468
Rhone Partners V L.P.	Primary	07/2015 - 12/2021	North America	6,026,447	10,909,085
				22,259,098	38,952,739
Special Situations (17.27%)
Clearlake Capital Partners IV, L.P.	Primary	09/2015 - 12/2021	North America	2,053,756	4,172,525
Clearlake Opportunities Partners, L.P.	Primary	09/2015 - 06/2020	North America	1,416,781	2,292,312
Lone Star Real Estate Fund III (U.S.), L.P.	Primary	05/2014 - 04/2017	North America	912,720	15,438
OrbiMed Royalty Opportunities II, L.P.	Primary	04/2015 - 06/2022	North America	393,719	237,086
Ridgewood Energy Oil & Gas Fund III, L.P.	Primary	05/2015 - 05/2022	North America	3,934,610	5,166,383
Walton Street Real Estate Fund VII, L.P.	Primary	03/2014 - 07/2019	North America	1,231,695	1,228,241
				9,943,281	13,111,985
Venture Capital (28.12%)
Lightspeed China Partners II, L.P.	Primary	06/2014 - 04/2021	Asia	1,141,676	4,537,426
Lightspeed Venture Partners Select, L.P.	Primary	03/2014 - 05/2019	North America	720,894	3,046,955
Lightspeed Venture Partners X, L.P.	Primary	07/2014 - 02/2020	North America	1,257,960	9,351,592
Meritech Capital Partners V L.P.	Primary	09/2014 - 02/2022	North America	1,579,487	4,398,149
				4,700,017	21,334,122

Short Term Investments	Cost	Fair Value
Money Market Fund (3.68%)
Morgan Stanley Institutional Liquidity Fund Government Portfolio	2,792,769	2,792,769
	2,792,769	2,792,769

Total Investments (cost $39,695,165) (100.41%)		76,191,615
Other Assets & Liabilities (Net) (-0.41%)		(312,582)
Members' Equity - Net Assets (100.00%)		$75,879,033

(A)	Non-income producing securities, which are restricted as to public resale and illiquid.
(B)	Total cost of illiquid and restricted securities at June 30, 2022 aggregated $36,902,396. Total fair value of illiquid and restricted securities at June 30, 2022 was $73,398,846 or 96.73% of net assets.
(C)	Acquisition Dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	All percentages are calculated as fair value divided by the Company's Members' Equity - Net Assets.
(E)	Geographic Region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.

Valuation of Investments

NB Private Markets Fund III (Master) LLC the (“Company”) computes its net asset value (“NAV”) as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Registered Investment Adviser and the Sub-Adviser in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.

The Board has approved the Procedures pursuant to which the Company values its interests in the Portfolio Funds and other investments.  The Board has delegated to the Sub-Adviser general responsibility for determining the value of the assets held by the Company.  The value of the Company’s interests is based on information reasonably available at the time the valuation is made and the Sub-Adviser believes to be reliable.

It is expected that most of the Portfolio Funds in which the Company invests will meet the criteria set forth under the Financial Accounting Standards Board (“FASB”) ASC Topic 820: Fair Value Measurement (“ASC 820”) permitting the use of the practical expedient to determine the fair value of the Portfolio Fund investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate NAV per share or equivalent, an investor may determine fair value by using the NAV reported to the investor by the underlying investment. To the extent ASC 820 is applicable to a Portfolio Fund, the Sub-Adviser generally will value the Company’s investment in the Portfolio Fund based primarily upon the value reported to the Company by the Portfolio Fund as of each quarter-end, determined by the Portfolio Fund in accordance with its own valuation policies.

FASB ASC 820-10 Fair Value Measurements establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820 provides three levels of the fair value hierarchy as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Company commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund's life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Company generally holds interests in Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the "secondary market" where an investor purchases a limited partner’s existing interest and remaining commitment.

Assumptions used by the Sub-Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Company's results of operations and financial condition.

The following table presents the investments carried on the Statement of Assets, Liabilities and Members’ Equity - Net Assets by level within the valuation hierarchy as of June 30, 2022.

	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets:
Buyout/Growth	$-	$-	$-	$38,952,739	$38,952,739
Special Situations	-	-	-	13,111,985	13,111,985
Venture Capital	-	-	-	21,334,122	21,334,122
Money Market Fund	2,792,769	-	-	-	2,792,769
Totals	$2,792,769	$-	$-	$73,398,846	$76,191,615

Significant Unobservable Inputs

As of June 30, 2022, the Company had investments valued at $76,191,615. The fair value of investments valued at $73,398,846 in the Company's Schedule of Investments have been valued at the unadjusted NAV reported by the managers of the investments.

The estimated remaining life of the Company’s Portfolio Funds as of June 30, 2022 is one to four years, with the possibility of extensions by each of the Portfolio Funds.